UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 10, 2006
PROGRESSIVE GAMING INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

NEVADA (State or Other Jurisdiction of Incorporation)	000-22752 (Commission File Number)	88-0218876 (I.R.S. Employer Identification No.)
920 Pilot Road
Las Vegas, Nevada 89119
(Address of Principal Executive Offices)
(702) 896-3890
(Registrants telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 7.01. Other Events.
On May 10, 2006, Progressive Gaming International Corporation (the “Company”) issued a press release announcing that the Company may require until approximately the first week of June 2006 to file its Quarterly Report on Form 10-Q with the U.S. Securities and Exchange Commission for the three months ended March 31, 2006. The additional time will allow the Company to transition to its new independent registered public accounting firm, as announced on April 24, 2006. A copy of that press release is furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company, dated May 10, 2006.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company, dated May 10, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progressive Gaming International Corporation
	By:	/s/ Michael A. Sicuro
Date: May 10, 2006		Michael A. Sicuro
Executive Vice President, Chief Financial Officer, Secretary and Treasurer